MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
OF THE ASSET PROGRAM, INC.

Supplement dated March 31, 2005 to the
Prospectus dated May 12, 2004

Effective April 1, 2005, the following changes will be made to the Prospectus of the Merrill Lynch Mid Cap Value Opportunities Fund (the “Fund”), a series of The Asset Program, Inc.

The section captioned “Risk/Return Bar Chart” beginning on page 5 is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns of each class of the Fund’s shares with the Standard & Poor’s (S&P) Mid Cap 400® Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 23.68% (quarter ended December 31, 2001) and the lowest return for a quarter was -19.57% (quarter ended September 30, 2002). The year-to-date return as of December 31, 2004 was 16.88%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Life of Fund†

Merrill Lynch Mid Cap Value Opportunities
Fund — Class A#
Return Before Taxes*	11.64%	10.18%	12.49%

Merrill Lynch Mid Cap Value Opportunities
Fund — Class B
Return Before Taxes*	12.88%	10.20%	12.33	%‡
Return After Taxes on Distributions*	12.76%	9.01%	10.75	%‡
Return After Taxes on Distributions and
Sale of Fund Shares*	8.53%	8.20%	10.02	%‡

Merrill Lynch Mid Cap Value Opportunities
Fund — Class C
Return Before Taxes*	15.92%	10.47%	12.15%

Merrill Lynch Mid Cap Value Opportunities
Fund — Class I#
Return Before Taxes*	11.92%	10.46%	12.76%

Merrill Lynch Mid Cap Value Opportunities
Fund — Class R
Return Before Taxes*††	17.46%	11.20%	12.86%

S&P Mid Cap 400® Index**	16.48%	9.54%	16.08	%†††

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees and sales charges.
**	The S&P MidCap 400® Index is a widely recognized, unmanaged index of common stock prices in the middle capitalization range. The index is unmanaged and does not include fund expenses. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
‡	Class B shares automatically convert to Class A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
†	Inception date is February 1, 1995.
††	The returns for Class R shares prior to February 4, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operatons on February 1, 1995. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
†††	Since February 1, 1995.

Code # 19092-0504STK